Exhibit 32.1

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Barclay Road, Inc., a Wyoming corporation (the “Company”), on Form 10-Kfor the fiscal year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), Eduardo Valero Erana, Chief Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eduardo Valero Erana
Eduardo Valero Erana, Chief Executive Officer July 6, 2011